UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009 (March 5, 2009)

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL RESULTS

On March 5, 2009, U.S. Physical Therapy, Inc. (the “Company”) reported its results for the fourth quarter and year ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

The press release contains a non-GAAP financial measures as defined under Regulation G of the rules and regulations of the SEC.  The non-GAAP financial measure contained in the press release include a reference to adjusted diluted earnings per share excluding clinic closure costs incurred in the fourth quarter and year ended December 31, 2008 .  Adjusted diluted earnings equals net income plus the after tax effect of closure costs.  Management believes providing this non-GAAP financial information to investors is useful information for comparing the Company’s period-to-period results.  Below is a calculation of the adjusted diluted earnings per share and its reconciliation to net income:

	Year Ended	Quarter Ended
	December 31,	December 31,
	2008	2008
	(In thousands, except per share data)

Net income as reported	$10,004	$2,233
Closure costs, net of tax effect	262	172
Adjusted net income	10,266	2,405

Diluted earnings per common share, as reported	$0.83	$0.19
Adjusted diluted earnings per common share	$0.85	$0.20
Shares used in computation	12,017	12,055

The conference call mentioned in this press release contained a non-GAAP financial measure as defined under Regulation G of the rules and regulations of the SEC.  The non-GAAP financial measures contained in the conference call include a discussion of adjusted EBITDA.  Adjusted EBITDA equals net income before interest, taxes, amortization, depreciation and equity compensation expense.  See the Exhibit 99.2 included in this filing for a reconciliation of net income to Adjusted EBITDA.  Management believes providing this non-GAAP financial information to investors is useful information for comparing the Company’s period-to-period results.

Exhibits	Description of Exhibits

99.1	Registrant's press release dated March 5, 2009 announcing financial results for the fourth quarter and year ended December 31, 2008.*

99.2	Reconciliation of Non-GAAP Financial Measures – Adjusted EBITDA.*

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated:	March 5, 2009	By: /s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial
and accounting officer)

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Press Release dated March 5, 2009.*
99.2	Reconciliation of Non-GAAP Financial Measures – Adjusted EBITDA.*

* Furnished herewith